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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2000





                           BioTransplant Incorporated
                           --------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                    000-28324                 04-3027191
----------------------------  ------------------------    -------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification No.)


     Building 75, Third Avenue
       Charlestown Navy Yard
          Charlestown, MA                                   02129
-------------------------------------              -------------------------
  (Address of principal executive                         (Zip Code)
              offices)

       Registrant's telephone number, including area code: (617) 241-5200

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.    Other Events.

         On February 15, 2000, the Board of Directors of BioTransplant Incorporated (the "Company") approved a Certificate of Amendment to the Company's Restated Certificate of Incorporation (the "Charter Amendment") increasing the Company's authorized shares of common stock, $.01 par value per share, from 25,000,000 shares to 50,000,000 shares. On June 7, 2000, the Company's stockholders approved the Charter Amendment. A copy of the Company's Restated Certificate of Incorporation, as amended, is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         See Exhibit Index attached hereto.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 18, 2000                 BIOTRANSPLANT INCORPORATED

                                       By: /s/ Richard V. Capasso
                                          ------------------------------
                                          Richard V. Capasso
                                          Vice President, Finance and Treasurer



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                                  EXHIBIT INDEX


Exhibit
  No.             Description
-------           -----------
3.1               Restated Certificate of Incorporation, as amended.